UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2003

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034
(Address of principal executive offices)                     (Zip Code)

Registrant’s telephone number, including area code (248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Press Release Dated June 3, 2003

Items 1 — 6. Not applicable.

Item 7.            Financial Statements and Exhibits.

(a) — (b)	Not applicable

(c)	Exhibits

99.1 Press Release issued June 3, 2003.

Item 8.            Not applicable.

Item 9.            Regulation FD Disclosure

     On June 3, 2003, the Company issued the press release attached hereto as Exhibit 99.1.

Items 10 — 12. Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date:	June 4, 2003	By:	/s/ Bruce A. Gershenson

Bruce A. Gershenson
Its: Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated June 3, 2003